UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 9, 2026

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California		93243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2026, Tejon Ranch Co. (“Company”) Director Kenneth G. Yee informed the Company that he will not stand for reelection at the 2026 annual meeting, upon completing his current term as a director at the 2026 annual meeting. The Board thanks Director Yee for his service to the Company. In connection therewith and pursuant to authority conferred in Article III, Section 2 of the Company’s Amended and Restated Bylaws (“Bylaws”), on March 9, 2026, the Board of Directors (“Board”) unanimously adopted a resolution reducing the size of the Board from ten to nine Directors, effective immediately upon adjournment of the 2026 annual meeting.

On March 9, 2026, the Board unanimously nominated nine incumbent directors to stand for reelection at the 2026 annual shareholder meeting. In seeking nomination to be reelected at the 2026 annual meeting, Board Chair Norman J. Metcalfe and Director Gregory S. Bielli stated that, while they are and will remain fully engaged in Company matters during their service, their intent (if reelected at the 2026 annual meeting) is to retire and not seek reelection at the 2027 annual meeting.

On March 9, 2026, the Board unanimously adopted a resolution expressing the intention to further reduce the number of Directors in light of Board Chair Metcalfe’s and Director Bielli’s stated intentions to retire and not seek reelection at the 2027 annual meeting (if reelected at the 2026 annual meeting), such that by the 2027 annual meeting the Board will be comprised of seven Directors. This further reduction in Board size will be formally approved by Board action at the time of said retirements as provided by Article III, Section 2 of the Bylaws.

Item 8.01	Other Events

On March 9, 2026, the Board of Directors, acting on the unanimous recommendation of the Company’s Nominating and Corporate Governance Committee, unanimously adopted a resolution to eliminate the Board’s Executive Committee, effective immediately on adoption of such resolution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2026	TEJON RANCH CO.

	By:	/S/ MICHAEL R.W. HOUSTON
	Name:	Michael R.W. Houston
	Title:	Senior Vice President, General Counsel & Secretary

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